Exhibit 99.8a

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of April 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Inc. (“MSMCI”), GreenPoint Mortgage Funding, Inc. as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-7AX (the “Trust”), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the “Master Servicer”).

RECITALS

WHEREAS MSMCI, the Seller and the Servicer have entered into a certain First Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of March 15, 2005 (the “March Purchase Agreement), a certain Fourth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of December 1, 2005 (the "December Purchase Agreement") and a certain Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2006, (the “Agreement,” and together with the March Purchase Agreement, the December Purchase Agreement and as further amended or modified to the date hereof, the “Agreements”), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans; and, in connection with the transfer of the Mortgage Loans hereunder, the Seller and Servicer agree that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption

(a)           On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the “First Assignment and Assumption”), and the Seller hereby acknowledges the First Assignment and Assumption.

MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)           On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledges the Second Assignment and Assumption.

(c)           On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI’s acquisition of the Specified Mortgage Loans.

2.	Recognition of Trustee

(a)           From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

(b)           Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement.  Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

(c)           It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the “Pooling and Servicing Agreement”) for the Morgan Stanley Mortgage Loan Trust 2007-7AX, Mortgage Pass-Through Certificates, Series 2007-7AX, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a)           The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

(b)           Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)           Each of the Depositor, MSMCI, Seller and Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)           The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

(e)           The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).

4.           The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:  121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to: 53144700, MSM 2007-7AX

The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-7AX
Office Number:  (410) 884-2000
Telecopier: (410) 715-2380

5.	Amendments to the Agreement

The parties to this Assignment hereby agree to amend the Agreement as follows:

(a)           With respect to the Specified Mortgage Loans, the term “Eligible Investments” as used in the Agreement shall be replaced with the term “Permitted Investments,” which shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

(b)           With respect to the Specified Mortgage Loans, subsection 12.01(c)(ii), the reference to “Subsection 11.20” in the third line is revised to refer to “Subsection 11.20 and Subsection 11.21”.

(c)           With respect to the Specified Mortgage Loans, subsection 14.02(b) of the Agreement is hereby deleted in its entirety.

(d)           With respect to the Specified Mortgage Loans, Exhibit 9A, Exhibit 9B and Exhibit 9C to the Agreement are hereby replaced with Exhibit IIA, Exhibit IIB and Exhibit IIC, respectively.

6.	Indemnification

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

7.	Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

The Servicer hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Section 34 of the Agreement, as modified by this Assignment, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in the Trust and continue to apply for each calendar year or portion thereof during which the Servicer services the Specified Mortgage Loans.

8.	Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

9.	Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of MSMCI:

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-7AX

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-7AX

In the case of the Trustee:

LaSalle Bank National Association,
as Trustee for the Morgan Stanley Mortgage Loan Trust 2007-7AX
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603

Attention: Global Securities and Trust Services MSM 2007-7AX

In the case of the Seller and the Servicer:

GreenPoint Mortgage Funding, Inc.,
100 Wood Hollow Drive
Novato, CA 94945
Attention:  Morgan Stanley Mortgage Loan Trust 2007-7AX

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

10.	Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

11.	Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.	Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                MORGAN STANLEY MORTGAGE CAPITAL INC.

                By:   /s/ Valerie Kay
                   ------------------------------------------------------------
                Name:  Valerie Kay
                Title:    Vice President

                MORGAN STANLEY CAPITAL I INC.

                By:  /s/ Valerie Kay
                 -----------------------------------------------------------
                        Name:  Valerie Kay
                Title:    Vice President

                GREENPOINT MORTGAGE FUNDING, INC.

                By:  /s/ Susan Davia
                  ---------------------------------------------------------
                Name:   Susan Davia
                Title:     Vice President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By: /s/ Carla S. Walker
       -------------------------------------------------------
        Name:    Carla S. Walker
Title:      Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-7AX

By:  /s/ Rita Lopez
       -----------------------------------------------------
Name:  Rita Lopez
Title:    Vice President

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

EXHIBIT II
FORM OF MONTHLY REMITTANCE REPORT

Exhibit IIA: Standard File Layout – Delinquency Reporting

Exhibit : Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.

CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit IIB:Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM-Approved Assumption
•	BAP-Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

 The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent

•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Exhibit IIB:Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit IIB:Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit IIC: Standard Loan Level File Layout – Master Servicing

	Standard Loan Level File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1:Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit 2: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy			Servicer Name
Prepared by: _____________________________			Investor Nbr

Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid	Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance	Balance
0	0	$0.00	$0.00	$0.00
Principal Calculation
1. Monthly Principal Due				+	$0.00
2. Current Curtailments				+	$0.00
3. Liquidations				+	$0.00
4. Other (attach explanation)				+	$0.00
5. Principal Due					$0.00
6. Interest (reported "gross")				+	$0.00
7. Interest Adjustments on Curtailments				+	$0.00
8. Servicing Fees				-	$0.00
9. Other Interest (attach explanation)				+	$0.00
10. Interest Due		(need to subtract ser fee)			$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)				+	$0.00
12. Reimbursement of Non-Recoverable Advances				-	$0.00
13. Total Realized gains				+	$0.00
14. Total Realized Losses				-	$0.00
15. Total Prepayment Penalties				+	$0.00
16. Total Non-Supported Compensating Interest				-	$0.00
17. Other (attach explanation)					$0.00
18. Net Funds Due on or before Remittance Date					$$0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00